SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES:

DWS Disciplined Market Neutral Fund DWS Global Thematic Fund DWS Select Alternative Allocation Fund

Effective March 1, 2010, the following replaces similar footnote disclosure to the “Shareholder Fees” table in the “FEES AND EXPENSES OF THE FUND” section of each fund’s prospectus:

1Investments of $250,000 or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 0.75% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

Effective March 1, 2010, the following replaces similar disclosure in the “Investing in the Fund — Choosing a Share Class” section of each fund’s prospectus:

Classes and features	Points to help you compare
Class A mSales charge of up to 5.75% charged when you buy shares mIn most cases, no charge when you sell shares mUp to 0.25% annual shareholder servicing fee	mSome investors may be able to reduce or eliminate their sales charge; see Class A shares mTotal annual expenses are lower than those for Class C mDistributions are generally higher than Class C
Class C
mNo sales charge when you buy shares
mDeferred sales charge of 1.00%, charged when you sell shares you bought within the last year
m0.75% annual distribution fee and up to 0.25% annual shareholder servicing fee

mUnlike Class A shares, Class C shares do not have a sales charge when buying shares, but have higher annual expenses than those for Class A shares and a one year deferred sales charge
mDistributions are generally lower than Class A
mMaximum investment of $250,000

Institutional Class mNo charges when you buy or sell shares

mOnly available to certain institutional investors; typically $1,000,000 minimum initial investment
mDistributions are generally higher than Class A and C, and may be higher than Class S, depending on relative expenses

Class S mNo charges when you buy or sell shares	mLimited availability, see “Eligibility Requirements” under “Class S Shares”

Effective March 1, 2010, the following replaces similar disclosure in the “Investing in the Fund – Choosing a Share Class — Class A shares” section of each fund’s prospectus:

Class A shares have an up-front sales charge that varies with the amount you invest:

Your investment	Front–end Sales Charge as a % of offering price1,2	Front–end Sales Charge as a % of your net investment2
Up to $50,000	5.75%	6.10%
$50,000–$99,999	4.50%	4.71%
$100,000–$249,999	3.50%	3.63%
$250,000 or more	See below%	%See below%

1	The “offering price”, the price you pay to buy shares, includes the sales charge which will be deducted directly from your investment.

January 28, 2010 [DWS INVESTMENT LOGO] DMF–3689 Deutsche Bank Group

2	Because of rounding in the calculation of the offering price, the actual front–end sales charge paid by an investor may be higher or lower than the percentages noted.

If you’re investing $250,000 or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge (“Large Order NAV Purchase Privilege”). However, you may be charged a contingent deferred sales charge (CDSC) of 0.75% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within the following six months. This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

Effective March 1, 2010, the following replaces similar disclosure in the “Investing in the Fund –– Choosing a Share Class – Class C shares” section of each fund’s prospectus:

Orders to purchase Class C shares of $250,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer–sponsored employee benefit plans.

Please Retain This Supplement for Future Reference

January 28, 2010 DMF–3689